Federated Hermes International Strategic Value Dividend Fund
Portfolio of Investments
August 31, 2025 (unaudited)
Shares		Value in U.S. Dollars
	COMMON STOCKS—98.7%
	Communication Services—11.9%
138,000	Deutsche Telekom AG, Class REG	$ 5,047,274
431,440	Elisa OYJ	23,006,021
3,426,900	Koninklijke KPN NV	16,366,325
2,447,400	Telefonica Brasil SA	15,288,774
2,556,700	Telstra Group Ltd.	8,179,450
1,550,450	TELUS Corp.	25,566,920
	TOTAL	93,454,764
	Consumer Discretionary—3.7%
255,400	Magna International, Inc.	11,723,462
484,200	Michelin (CDGE)	17,512,906
	TOTAL	29,236,368
	Consumer Staples—18.6%
379,445	British American Tobacco PLC	21,523,246
115,301	Coca-Cola Femsa S.A.B. de C.V., ADR	9,799,432
531,700	Diageo PLC	14,791,847
8,351,420	Kimberly-Clark de Mexico	15,723,373
224,300	Koninklijke Ahold NV	8,988,982
111,100	Nestle S.A.	10,465,908
88,010	Philip Morris International, Inc.	14,709,111
248,200	Reckitt Benckiser Group PLC	18,568,515
311,900	Unilever PLC	19,630,795
4,207,200	Wal-Mart de Mexico SAB de C.V.	12,568,966
	TOTAL	146,770,175
	Energy—13.3%
384,965	Enbridge, Inc.	18,626,661
411,800	Pembina Pipeline Corp.	15,553,257
643,200	Shell PLC	23,658,483
420,925	TC Energy Corp.	21,920,527
399,879	TotalEnergies SE	25,096,153
	TOTAL	104,855,081
	Financials—15.4%
68,925	Allianz SE	29,127,838
107,550	Bank of Montreal	13,014,697
164,110	Canadian Imperial Bank of Commerce	12,677,344
18,500	Muenchener Rueckversicherungs-Gesellschaft AG	11,801,305
839,800	Nordea Bank Abp	12,845,509
89,250	Royal Bank of Canada	12,970,120
370,600	Sumitomo Mitsui Financial Group, Inc.	10,034,579
26,230	Zurich Insurance Group AG	19,166,044
	TOTAL	121,637,436
	Health Care—15.0%
1,431,900	GSK PLC	28,234,039
152,465	Novartis AG	19,294,649
50,900	Roche Holding AG	16,616,421
349,381	Sanofi	34,713,630

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Health Care—continued
636,625	Takeda Pharmaceutical Co. Ltd.	$ 19,169,699
	TOTAL	118,028,438
	Materials—4.7%
1,780,500	Amcor PLC	15,365,715
771,873	UPM - Kymmene Oyj	21,959,869
	TOTAL	37,325,584
	Real Estate—1.6%
1,492,100	Segro PLC	12,670,028
	Utilities—14.5%
2,307,100	Enel SpA	21,277,700
175,790	Fortis, Inc. / Canada	8,748,860
717,807	Iberdrola SA	13,499,512
1,818,495	Italgas SpA	16,350,385
1,702,097	National Grid-SP PLC	23,938,813
3,445,625	Snam Rete Gas SPA	20,975,303
950,275	Terna Rete Elettrica Nazionale	9,555,472
	TOTAL	114,346,045
	TOTAL COMMON STOCKS (IDENTIFIED COST $703,117,486)	778,323,919
	INVESTMENT COMPANY—0.6%
4,864,029	Federated Hermes Government Obligations Fund, Premier Shares, 4.22%[1] (IDENTIFIED COST $4,864,029)	4,864,029
	TOTAL INVESTMENT IN SECURITIES—99.3% (IDENTIFIED COST $707,981,515)[2]	783,187,948
	OTHER ASSETS AND LIABILITIES - NET—0.7%[3]	5,178,513
	NET ASSETS—100%	$788,366,461
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended August 31, 2025, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares
Value as of 11/30/2024	$3,995,998
Purchases at Cost	$134,531,533
Proceeds from Sales	$(133,663,502)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 8/31/2025	$4,864,029
Shares Held as of 8/31/2025	4,864,029
Dividend Income	$169,718

1	7-day net yield.
2	Also represents cost of investments for federal tax purposes.
3	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at August 31, 2025.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of August 31, 2025, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$209,548,108	$554,066,700	$—	$763,614,808
Domestic	14,709,111	—	—	14,709,111
Investment Company	4,864,029	—	—	4,864,029
TOTAL SECURITIES	$229,121,248	$554,066,700	$—	$783,187,948

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt